                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report:  November 17, 1999
             (Date of earliest event reported:  September 16, 1999)

                                RAZORFISH, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                            000-25847                    13-3804503
(State or other jurisdiction of       (Commission File Number)   (IRS Employer Identification No.)
 incorporation)

          107 Grand Street, 3rd Floor, New York, New York          10013
            (Address of Principal Executive Offices)           (Zip Code)

                                 (212) 966-5960
              (Registrant's telephone number, including area code)

                                Not applicable.
         (Former name or former address, if changed since last report)
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     Item 7.  Financial Statements, Pro Forma Financial Information and
              Exhibits.

     On September 30, 1999, Razorfish, Inc. filed with the Securities and Exchange Commission a Current Report on Form 8-K (the "Form 8-K") with respect to the acquisition of Fuel, Inc. and Tonga, Inc. on September 16, 1999. This amendment is being filed for the purpose of including financial statements and pro forma financial information and should be read in conjunction with the Form 8-K.

     (a)  Financial Statements of Acquired Companies.

     The (i) Fuel, Inc. and Tonga, Inc. audited financial statements as of December 31, 1997 and 1998 and for the years ended December 31, 1997 and 1998; and (ii) Fuel, Inc. and Tonga, Inc. unaudited financial statements as of June 30, 1999 and for the six months ended June 30, 1998 and June 30, 1999 have been previously reported in Registrant's Registration Statement on Form S-4 as filed with the Securities and Exchange Commission on October 1, 1999 (File No. 333-87031) and are incorporated herein by reference thereto.

     (b)  Pro Forma Financial Information.

     The Unaudited Pro Forma Condensed Combined Financial Information as of June 30, 1999 and for the six months ended June 30, 1998 and 1999 and for the year ended December 31, 1998 have been previously reported in Registrant's Registration Statement on Form S-4 as filed with the Securities and Exchange Commission on October 1, 1999 (File No. 333-87031) and are incorporated herein by reference thereto.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              RAZORFISH, INC.




                              By:      /s/ Jeffrey A. Dachis
                                  -----------------------------
                                    Jeffrey A. Dachis
                                    President and Chief Executive Officer

Date:  November 17, 1999